Exhibit 99.1

The Bank Behind Your Business July 14, 2025 Acquisition of

CAUTIONARY STATEMENTS 2 CAUTIONARY NOTE REGARDING FORWARD - LOOKING STATEMENTS Certain information contained in this communication may include “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . Examples of forward - looking statements include, but are not limited to, statements regarding the outlook and expectations of First Community Corporation (“FCCO” or “First Community”), First Community Bank (a wholly owned subsidiary of FCCO), and Signature Bank of Georgia (“SGBG” or “Signature”) with respect to their planned bank - level merger, the strategic benefits and financial benefits of the merger, including the expected impact of the transaction on the combined company’s future financial performance (including anticipated accretion to earnings per share, the impact on the tangible book value per share, the tangible book value earnback period and other operating and return metrics), and the timing of the closing of the transaction . Words such as “believes,” “expects,” “anticipates,” “approximately,” “estimates,” “intends,” “plans,” “targets,” and “projects,” as well as similar expressions are intended to identify such forward - looking statements . Forward - looking statements are subject to risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results . Such risks and uncertainties, include, among others, the following : • the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) ; • the failure to obtain FCCO shareholder approval, SGBG shareholder approval, or to satisfy any of the other conditions to the transaction on a timely basis or at all ; • the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement ; • the possibility that the anticipated benefits of the transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy, competitive factors in the areas where FCCO and SGBG do business, or as a result of other unexpected factors or events ; • the impact of purchase accounting with respect to the transaction, or any change in the assumptions used regarding the assets purchased and liabilities assumed to determine their fair value ; • the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events ; • forward - looking estimates, including projected financial benefits and cost impacts, rely on assumptions that may differ from actual outcomes ; • diversion of management’s attention from ongoing business operations and opportunities ; • potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction ; • the outcome of any legal proceedings that may be instituted against FCCO or SGBG ; • the dilution caused by FCCO’s issuance of additional shares of its common stock in the transaction ; • the integration of SGBG’s business and operations into FCCO and First Community Bank, which will include conversion of SGBG’s operating systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to SGBG’s or FCCO’s existing businesses ; and • other factors that may affect future results of FCCO and SGBG, including changes in asset quality and credit risk ; the inability to sustain revenue and earnings growth ; changes in interest rates and capital markets ; inflation ; customer borrowing, repayment, investment, and deposit practices ; changes in general economic conditions ; the impact, extent, and timing of technological changes ; capital management activities ; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms . Additional factors that could cause results to differ materially from those described in the forward - looking statements can be found in FCCO’s reports (such as the Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K) filed with the U . S . Securities and Exchange Commission (the "SEC") and available at the SEC’s Internet site (http : //www . sec . gov) . All subsequent written and oral forward - looking statements concerning FCCO, SGBG or any person acting on their behalf is expressly qualified in their entirety by the cautionary statements above . Neither FCCO nor SGBG undertake any obligation to update any forward - looking statement to reflect circumstances or events that occur after the date the forward - looking statements are made .

CAUTIONARY STATEMENTS 3 ADDITIONAL INFORMATION ABOUT THE ACQUISITION AND WHERE TO FIND IT FCCO intends to file with the SEC a registration statement on Form S - 4 containing a joint proxy statement of FCCO and SGBG and a prospectus of FCCO, and FCCO will file other documents with respect to the proposed merger . A definitive joint proxy statement/prospectus will be mailed to shareholders of both FCCO and SGBG . Investors and shareholders of FCCO and SGBG are urged to read the entire joint proxy statement/prospectus and other documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information . Investors and shareholders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus (when available) and other documents filed with the SEC by FCCO through the website maintained by the SEC at https : //www . sec . gov . Copies of the documents filed with the SEC by FCCO will be available free of charge on FCCO’s internet website or by contacting FCCO . This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities law of such jurisdiction . FCCO, SGBG, and each company’s respective directors and executive officers and other members of management and employees may be considered participants in the solicitation of proxies in connection with the proposed merger . Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available .

ACQUISITION HIGHLIGHTS

Expansion is consistent with First Community's focus on thoughtful entry into growth markets

Augusta, GA	Greenville, SC	Rock Hill, SC / Charlotte MSA	Sandy Springs, GA / Atlanta MSA
2014	2017	2022	2025

Establishing a presence in the dynamic and high-growth Atlanta-Sandy Springs-Roswell, Georgia MSA

Proven expertise in SBA lending generating significant fee income

Ability to scale wealth management and residential mortgage platforms to a wider client base

Attractive transaction terms drive compelling pro forma financial results

Manageable TBV dilution (2.2 years earnback) coupled with meaningful capital accretion (TCE / TA improvement of ~35 bps) (1)

(1) Pro forma impact is presented for illustrative purposes only and is subject to change based on final purchase accounting entries

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OVERVIEW OF SIGNATURE BANK OF GEORGIA

Geographic Footprint


signature bank
OF GEORGIA
Mountain Park
Alpharetta
Suwanee
Johns Creek
Roswell
Duluth
Berkeley Lake
Peachtree Corners
Norcross
Dunwoody
Sandy Springs
Cumberland Bridge
Doraville
Chamblee
Lilburn
North Atlanta
Tucker
Mountain Park
North Druid Hills
Clarkston
Stone Mountain
North Decatur
Scottdale
Decatur
Belvedere
Atlanta
Redan
Candler-McAfee
Lithonia
Lakeview Estates
Gresham Park
East Point
Hapeville
College Park
Conley
Forest Park
1 Headquarters
2 Loan Production Office

Franchise Overview

- Signature Bank of Georgia (OTCPK: SGBG) was established in 2005 and is headquartered in Sandy Springs, Georgia
- Operates one branch location and one loan production office in the desirable Atlanta-Sandy Springs-Roswell, GA MSA
- Established expertise in SBA lending generates significant fee income
- Healthy credit metrics and minimal office CRE exposure
- ~94% core deposit base and low reliance on CDs
- Available net operating loss carryforwards expected to enhance after-tax profitability over time

Financial Highlights (1)

$249.2M *Assets*	**$201.2M** *Deposits*	**$191.8M** *Loans*
4.74% *Net Interest Margin*	**2.75%** *Cost of Deposits*	**8.27%** *Yield on Loans*
24.3% *NIB Deposits / Deposits*	**13.8%** *TCE / TA*	**95.3%** *Loans / Deposits*

(1) Financial data as of the most recent quarter ended March 31, 2025
Source: S&P Capital IQ Pro

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ATLANTA MARKET OVERVIEW

Market Highlights

- **High-Growth, Demographically Attractive Market:** The Atlanta MSA has added over 750,000 residents since 2010 and is projected to grow another 1.8 million by 2050, with household income rising at a 3.6% CAGR since 2015
- **Business-Friendly Environment:** Georgia ranks among the top 10 states for business (CNBC, 2024), with Atlanta attracting numerous corporate HQs and expansions, bolstering demand for commercial banking relationships
- **Diverse and Expanding Economy:** Atlanta is the economic engine of the Southeast, anchored by key industries including fintech, healthcare, logistics, and education, contributing to a regional GDP exceeding $450 billion
- **Strategic Transportation and Logistics Hub:** Home to the world's busiest airport and intersected by three major interstates, the Atlanta region offers a competitive advantage for deposit-rich businesses and commercial lending growth

2025-2030 Projected Population Growth



4.39%
4.07%
4.79%
Atlanta MSA
Georgia
Legacy FCCO

2025 Median HHI ($)



$87,947
$75,118
$67,212
Atlanta MSA
Georgia
Legacy FCCO

Expanding into the Atlanta MSA

- Establishing a strategic foothold in the Atlanta MSA positions FCCO to capitalize on long-term growth opportunities
- A large and growing base of small and mid-sized businesses provides opportunities for relationship-based commercial lending and deposit growth
- High in-migration of affluent households and young professionals creates demand for retail banking, mortgage, and wealth management services
- With few remaining community banks of scale, organic market entry or platform expansion via acquisition represents a rare opportunity for footprint growth

Companies Headquartered in Atlanta

Coca-Cola · Southern Company · UPS · The Home Depot · Delta

Source: S&P Capital IQ Pro; U.S. Census Bureau; U.S. Bureau of Economic Analysis; Georgia Department of Transportation

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Expansion into Atlanta MSA x Scalable SBA lending vertical x Attractive financial impact x Stronger, more diversified franchise x PRO FORMA FRANCHISE OVERVIEW 7 (1) For illustrative purposes, assumes transaction closes December 31, 2025, cost savings are 100% phased - in, and excludes one - t ime transaction related costs; Based on FCCO’s closing stock price of $24.84 as of July 11, 2025 Source: S&P Capital IQ Pro FCCO (21) SGBG (2) Georgia South Carolina Pro Forma Highlights (1) 15.4% 2026E ROATCE 78.8% Loans / Deposits 12.1% CET1 Capital Ratio 7.5% TCE / TA $1.5B Loans $2.3B Assets 61.3% 2026E Efficiency Ratio 1.13% 2026E ROAA 14.0% Total RBC Ratio 9.0% Leverage Ratio $2.0B Deposits $232M Market Capitalization

PRO FORMA FRANCHISE OVERVIEW, CONT’D 8 (1) As of December 31, 2024 (2) Net of servicing asset amortization Source: S&P Capital IQ Pro; Company Documents Ability to scale existing lines of business, with strong foundations and momentum, into new markets Government Guaranteed Lending Financial Planning / Advisory (1) Residential Mortgage (1) ■ 2024 production of $51.8 million with gross gain on sale revenue of $2.1 million ■ 2024 servicing income of $383 thousand (2) ■ Retention of Signature team key leadership ■ FCCO was a leading referral partner in South Carolina for 7(a) loans ■ These referrals will now add to in - house production ■ Assets under management of ~$926.0 million ■ Revenue of $6.2 million ■ Pre - tax profit margin of 34.8% ■ 2024 production of $165.6 million ■ $79.3 million sold in the secondary market ■ Gross Revenue of $9.5 million, including $2.4 million of gain - on - sale revenue ■ Pre - tax profit margin of 28.1%

TRANSACTION SUMMARY 9 (1) Based on FCCO’s closing price of $24.84 on July 11, 2025, and assuming 2,585,764 SGBG common shares outstanding and 118,5 00 options with a weighted average strike price of $12.20. Assumes 10,033 SGBG options that expire in Q4 ‘2025 are exercised prior to closing. (2) Reflects fully phased - in cost savings ■ Signature Bank of Georgia to merge with and into First Community Bank ■ 100% stock consideration (options to be cashed out) ■ Each SGBG share exchanged for stock to receive 0.6410x shares of FCCO common stock ■ Pro forma ownership: 82.3% FCCO / 17.7% SGBG ■ Two FCCO board seats for existing SGBG board members Structure and Consideration ■ Implied Aggregate Transaction Value: $41.6 million or $15.92 per SGBG common share ■ Price / Tangible Book Value per Share: 120.8% ■ Pay - to - Trade Ratio: 85.4% ■ Price / LTM Earnings: 24.5x ■ Price / 2026E Earnings + Cost Saves (2) : 7.3x ■ Core Deposit Premium: 3.8% Transaction Value and Multiples (1) ■ Employment agreements in place for key personnel ■ Voting agreements in place with directors, executive officers, and 10%+ shareholders ■ Well - capitalized post acquisition to support further growth Execution

KEY PRO FORMA FINANCIAL ASSUMPTIONS

One-Time Merger Expenses and Cost Savings	■ Pre-tax merger costs of $7.6 million ■ Cost savings equal to 30.9% of SGBG's non-interest expense base anticipated ■ No branch or office closings are planned with this acquisition

Credit Assumptions (1)	■ Total gross credit mark of $2.1 million pre-tax, or 1.1% of SGBG's loan portfolio
	  ■ $1.0 (~47%) million non-PCD loans credit mark (~0.5% of total loans) accreted into earnings over time
	  ■ $1.1 (~53%) million PCD loans credit mark recorded as allowance for credit losses
	■ Additional estimated $1.0 million for Day 2 CECL Provision for non-PCD loans

Other Purchase Accounting Adjustments	■ $1.4 million loan interest rate write-down, accreted into earnings over time ■ Core deposit intangible assumed to be 3.5% of SGBG's core deposits, amortized SYD over 10 years ■ OREO markdown of $0.3 million ■ Deferred tax asset markdown of $0.2 million
Timing and Approvals	■ Anticipated closing in early Q1 '2026 ■ Subject to FCCO and SGBG shareholder approvals and customary regulatory approvals

Note: As of July 11, 2025
(1) Pro forma impact is presented for illustrative purposes only and is subject to change based on final purchase accounting entries

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STRATEGICALLY COMPELLING ACQUISITION

Strategic Rationale

- Gaining foothold in the Atlanta MSA—a demographically attractive and economically robust region
- Capital accretive to tangible common equity
- Right-sized acquisition supports efficient and high-synergy integration
  - Enables broader distribution of existing wealth management capabilities
  - Established SBA platform offers entry into government-backed lending with expansion potential in legacy markets
- Combining with an institution grounded in similar principles and relationship-driven culture
- Significant revenue synergies and operating leverage created by the following:
  - Net interest income growth driven by enhanced liquidity and a larger legal lending limit and therefore, larger potential commercial relationships
  - Fee income growth created by scaling the SBA, Investment Advisory, and Residential Mortgage lines of business across a wider footprint
- Proven and experienced acquirer

Strong Pro Forma Capital Position (1)

~7.5%	~9.0%	~12.1%	~14.0%
TCE / TA	*Leverage Ratio*	*CET1 Capital Ratio*	*Total RBC Ratio*

Desirable Earnings Profile

2026E ROAA


1.00%
1.13%
Standalone
Pro Forma

2026E ROATCE


13.6%
15.4%
Standalone
Pro Forma

Attractive Earnings and TBV Impact (2)

~4.4%
2026E EPS Accretion

~3.5%
2026E NIM

~2.6%
TBVPS Dilution at Close

2.2 Years
TBVPS Earnback

27.6%
Internal Rate of Return

(1) Estimated pro forma capital ratios at close; Based on FCCO's closing price of $24.84 on July 11, 2025
(2) Pro forma impact is presented for illustrative purposes only and is subject to change based on final purchase accounting entries

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COMPREHENSIVE DUE DILIGENCE 12 Approach Summary ■ Joint management - led diligence effort supported by legal, accounting, and consulting advisors ■ Emphasis on cultural alignment and operational compatibility between the two institutions ■ Granular credit and operational analysis to support confident integration and synergy realization Scope of Loan Review Comprehensive review of loan portfolio, including all criticized and classified loans Portfolio Coverage Underwriting, performance, borrower capacity, and loan structure Focus Areas Full review of Special Mention, Substandard, and Non - Accrual Special Assets Random sampling of select loan classes Sampling Highlights ■ No material credit, compliance, or operational red flags uncovered ■ Conducted on - site diligence visits and extensive management meetings ■ Conservative credit philosophy with a focus on risk mitigation Diligence Focus Areas Operational & Risk Functions Revenue Generating Functions Finance & Accounting Risk Management Compliance & Regulatory Data & Cybersecurity Human Resources Audit & Legal Credit & Underwriting Commercial & Retail Banking Consumer Lending Mortgage Banking SBA Lending Investment Portfolio & ALCO

Impacting Lives for Success and Significance APPENDIX

2026E ROAA vs. Public Southeast Banks $2.0B to $10.0B in Total Assets Enhanced Pro Forma Earnings 2026E ROATCE vs. Public Southeast Banks $2.0B to $10.0B in Total Assets Improved Capital Generation 2026E Efficiency Ratio vs. Public Southeast Banks $2.0B to $10.0B in Total Assets Greater Operational Efficiency ATTRACTIVE PRO FORMA RESULTS 14 Note: Peer group includes major exchange traded banks headquartered in the Southeast (as defined by S&P Capital IQ Pro) with tot al assets $2.0B - $10.0B as of March 31, 2025; Excludes merger targets and companies without consensus analyst estimates as compiled and reported by S&P Capita IQ Pro (1) For illustrative purposes, assumes transaction closes December 31, 2025, cost savings are 100% phased - in, and excludes one - t ime transaction related costs Pro Forma (1) Pro Forma (1) Pro Forma (1)

1 - 4 Family 24.0% C&D 11.6% Multifamily 2.3% NOO - CRE 30.8% OO - CRE 22.4% C&I 5.1% Consumer 1.6% Other 2.1% PRO FORMA LOAN & DEPOSIT COMPOSITION 15 Note: Financial data as of March 31, 2025; Loan and deposit compositions reflect Call Report data (1) Pro Forma compositions exclude purchase accounting adjustments; Pro Forma totals may not sum due to rounding Source: S&P Capital IQ Pro First Community Bank Signature Bank of Georgia Pro Forma (1) Loan Composition Deposit Composition MRQ Yield on Loans: 5.54% 1 - 4 Family 4.1% C&D 20.0% NOO - CRE 37.7% OO - CRE 30.3% C&I 8.1% $192M 1 - 4 Family 21.4% C&D 12.7% Multifamily 2.0% NOO - CRE 31.7% OO - CRE 23.5% C&I 5.5% Consumer 1.4% Other 1.8% $1.5B $1.3B MRQ Yield on Loans: 8.27% MRQ Yield on Loans: 5.91% MRQ Cost on Deposits: 1.80% MRQ Cost on Deposits: 2.75% MRQ Cost on Deposits: 1.90% Noninterest - Bearing 27.3% Retail Time 14.2% Jumbo Time 5.4% IB, MMDA, & Savings 53.0% Noninterest - Bearing 24.3% Retail Time 3.4% Jumbo Time 3.3% IB, MMDA, & Savings 69.0% Noninterest - Bearing 27.0% Retail Time 13.1% Jumbo Time 5.2% IB, MMDA, & Savings 54.7% $1.7B $201M $1.9B

OUR PURPOSE, CAUSE, AND IDENTITY 16 Providing the best products and services possible is what we do; however, that’s not why we do it. We know that everything we do has an impact, and we believe it’s our responsibility to make sure it’s a positive one. Everything we do has an impact Shareholders Communities Impacting lives for success and significance Customers Employees